UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 18, 2004

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 5. Other Events and Required FD Disclosure.

Janus Capital Group Inc. (“Janus”) is filing a press release confirming that it has reached final settlement with the Attorneys General of New York and Colorado, the Colorado Division of Securities and the U.S. Securities and Exchange Commission related to the company’s previously disclosed frequent-trading arrangements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Exhibit Description
99.1	Janus Capital Group Inc. press release confirming that it has reached final settlement with the Attorneys General of New York and Colorado, the Colorado Division of Securities and the U.S. Securities and Exchange Commission related to the company’s previously disclosed frequent-trading arrangements.

99.2	Securities and Exchange Order Instituting Administrative Cease-and-Desist Proceedings.

99.3	Assurance of Discontinuance with the Attorney General of the State of New York

99.4	Assurance of Discontinuance with the Colorado Attorney General

99.5	Stipulation for Consent Order with the Colorado Division of Securities

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
Date: August 18, 2004	By:	/s/ Loren M. Starr
Loren M. Starr
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Janus Capital Group Inc. press release confirming that it has reached final settlement with the Attorneys General of New York and Colorado, the Colorado Division of Securities and the U.S. Securities and Exchange Commission related to the company’s previously disclosed frequent-trading arrangements.

99.2	Securities and Exchange Order Instituting Administrative Cease-and-Desist Proceedings.

99.3	Assurance of Discontinuance with the Attorney General of the State of New York

99.4	Assurance of Discontinuance with the Colorado Attorney General

99.5	Stipulation for Consent Order with the Colorado Division of Securities

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